FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 19, 2007

                             MPM Technologies, Inc.
             (Exact name of registrant as specified in its charter)


   Washington                         0-14910                    81-0436060
-----------------                   ------------            --------------------
 (State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
  incorporation)


   199 Pomeroy Road, Parsippany, NJ                                     07054
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number including area code (973) 428-5009


             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Daniel D. Smozanek has informed the company of his retirement as director and officer effective immediately. Mr. Smozanek cited health issues as the reason for his resignation.

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                                  SIGNATURE(S)


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           MPM Technologies Inc.


     February 19, 2007                                     /s/ Robert D. Little
    -------------------                                    ---------------------
          (Date)                                           Robert D. Little
                                                           Corporate Secretary